Exhibit 32

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, the undersigned officer of BioCube (the “Company”), does hereby certify, to such officer’s knowledge, that:

(1) The quarter Report on form 10-Q of the Company for the quarter ended July 31, 2011 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date September 19, 2011	By:	/s/ BORIS RUBIZHEVSKY
BORIS RUBIZHEVSKY
Chief Executive and Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request

0